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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

The original Form 8-K has been amended by this 8-K/A to correct two incorrect references.


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 12, 2001

                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                  333-45458                    56-2088493
(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)



6525 Morrison Blvd.,
Suite 318
Charlotte, North Carolina                                         28211
-------------------------                                         -----
 (ADDRESS OF PRINCIPAL                                          (ZIP CODE)
  EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (704) 365-0569.



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


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of November 1, 2001 among ACE Securities Corp., as depositor, Wells Fargo Bank Minnesota, National Association, as master servicer and First Union National Bank, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          ACE SECURITIES CORP.


                                          By: /s/: Douglas K. Johnson
                                              ----------------------------
                                          Name:    Douglas K. Johnson
                                          Title:   President


Dated: December 19, 2001

                                                   EXHIBIT INDEX



                              Item 601 (a) of Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement